SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         September 4, 2002

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Industrial Road, San Carlos, California 94070

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:         (650) 802-0400

Not applicable

(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

On September 5, 2002, Natus Medical Incorporated (“Natus”) announced that its board of directors had approved the adoption of a stockholder rights plan. A copy of Natus’ press release is attached hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 5, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2002	NATUS MEDICAL INCORPORATED

	By:	/s/ TIM C. JOHNSON
Tim C. Johnson President, Chief Executive Officer and Chief Operating Officer

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Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated September 5, 2002.

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